SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

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Wellesley Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

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July 10, 2012

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Wellesley Bancorp, Inc. (the “Company”). The meeting will be held at The Wellesley College Club, located at 727 Washington Street, Wellesley, Massachusetts on Wednesday, August 15, 2012, at 10:30 a.m., local time. This is the first annual meeting of shareholders since the Company completed its initial public offering in January 2012.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as representatives of Wolf & Company, P.C., the Company’s independent registered public accounting firm, will be present to respond to questions from shareholders.

It is important that your shares are represented at the meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote via the Internet or telephone or by returning a completed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

Thomas J. Fontaine
President and Chief Executive Officer

IMPORTANT: Whether or not you plan on attending the annual meeting, please vote via the Internet or telephone or by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope or, if you hold your shares in street name, please instruct your broker, bank or other nominee how to vote your shares.

40 Central Street

Wellesley, Massachusetts 02482

(781) 235-2550

NOTICE OF 2012 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	10:30 a.m., local time, on Wednesday, August 15, 2012

PLACE	The Wellesley College Club
727 Washington Street
Wellesley, Massachusetts

ITEMS OF BUSINESS	(1) To elect three directors for a term of three years.

(2) To approve the Wellesley Bancorp, Inc. 2012 Equity Incentive Plan.

(3) To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

(4) To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a shareholder at the close of business on June 29, 2012.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone or by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

Eloise C. Thibault
Corporate Secretary

Wellesley, Massachusetts

July 10, 2012

WELLESLEY BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Wellesley Bancorp, Inc. for the 2012 annual meeting of shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Wellesley Bancorp, Inc. as “Wellesley Bancorp,” the “Company,” “we,” “our” or “us.”

Wellesley Bancorp, Inc. is the holding company for Wellesley Bank. In this proxy statement, we may also refer to Wellesley Bank as the “Bank.”

We are holding the 2012 annual meeting of shareholders at The Wellesley College Club, located at 727 Washington Street, Wellesley, Massachusetts, on Wednesday, August 15, 2012 at 10:30 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about July 10, 2012.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON AUGUST 15, 2012

This proxy statement, including the notice of the 2012 annual meeting of shareholders, and the Company’s 2011 annual report are available at http://www.cfpproxy.com/7081.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Wellesley Bancorp common stock that you owned as of June 29, 2012. As of the close of business on June 29, 2012, Wellesley Bancorp had 2,407,151 shares of common stock outstanding. Each share of common stock has one vote.

The Company’s articles of incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of Wellesley Bancorp in one or more of the following ways:

•	Directly in your name as the shareholder of record; or

•	Indirectly through a broker, bank or other holder of record in “street name”.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to submit your proxy directly to us, or to vote in person at the meeting. You must bring photo identification to be admitted to the meeting and to vote your shares in person.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need photo identification and proof of ownership of your shares to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Wellesley Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Vote Required for Proposals. At this year’s annual meeting, shareholders will elect three directors for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the proposal to approve the Wellesley Bancorp, Inc. 2012 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes eligible to be cast at the annual meeting.

In voting on the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2012, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for 2012, the affirmative vote of a majority of the votes cast at the annual meeting is required.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Item 1 of this Proxy Statement) and the 2012 Equity Incentive Plan (Item 2 of this Proxy Statement). Current regulation restricts the ability of your bank or broker to vote your uninstructed shares in the election of directors and the 2012 Equity Incentive Plan on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or the 2012 Equity Incentive Plan, no votes will be cast on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 3 of this Proxy Statement).

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to approve the Wellesley Bancorp, Inc. 2012 Equity Incentive Plan, abstentions and broker non-votes will have the same effect as a negative vote.

In counting votes on the proposal to ratify the appointment of the independent registered public accounting firm, abstentions and broker non-votes will have no effect on the outcome of the proposal.

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

•	“FOR” the election of each of the nominees for director;

•	“FOR” the approval of the Wellesley Bancorp, Inc. 2012 Equity Incentive Plan; and

•	“FOR” the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later-dated and properly executed proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Instead of voting by mailing a proxy card, registered shareholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to cast their vote and confirm that their vote has been recorded properly. Specific instructions for Internet and telephone voting are set forth on the proxy card. The deadline for voting via the Internet or by telephone is 3:00 a.m., local time, on Wednesday, August 15, 2012.

If you have any questions about voting, please contact our proxy solicitor, Phoenix Advisory Partners, toll free at 877-478-5038.

Participants in the ESOP or the 401(k) Plan

If you participate in the Wellesley Bank Employee Stock Ownership Plan (the “ESOP”) or if you invest in Company common stock through the Wellesley Bank Employee 410(k) Plan (the “401(k) Plan”), you will receive a voting instruction form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plan. Under the terms of the ESOP, all allocated shares of Company common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. As of June 29, 2012, the record date for shareholders entitled to vote at the Annual Meeting, no shares of Company common stock held in the ESOP trust had been allocated to participant accounts. However, for the sole purpose of providing the ESOP trustee with voting instructions, ESOP participants will be deemed to have one share of common stock allocated to their ESOP account. The shares of common stock held in the ESOP trust that are not “deemed” to be allocated for voting purposes and the shares for which timely instructions are not received, will be voted by the ESOP trustee in a manner calculated to most accurately reflect the instructions the ESOP trustee receives from participants regarding the shares of common stock deemed allocated to their accounts, subject to the exercise of the trustee’s fiduciary duties. Under the terms of the 401(k) Plan, a participant may direct the stock fund trustee how to vote the shares credited to his or her account. The stock fund trustee will vote all shares for which timely voting instructions are not received in the same proportion as shares for which the trustees received voting instructions. The deadline for returning your voting instruction form is August 8, 2012.

CORPORATE GOVERNANCE

Director Independence

Seven of our nine directors are independent under the current listing standards of the Nasdaq Stock Market. The two directors who are not independent under such standards are Thomas J. Fontaine, who serves as Chairman of the Board, Chief Executive Officer and President of Wellesley Bancorp and Wellesley Bank, and Edwin G. Silver, the former President and Chief Executive Officer of Wellesley Bank and current employee. In determining the independence of directors, the Board of Directors considered, in addition to the transactions disclosed under “Transactions with Related Persons” in this Proxy Statement, the following transactions, relationships and arrangements, which the Board determined, in each case, did not interfere with their exercise of independent judgment in carrying out their responsibilities as a director: loans and lines of credit in amounts less than $120,000 with Director Robert L. Skolnick; appraisal fees paid to Director Hugh J. Kelley; and legal fees paid to Director Leslie B. Shea.

Board Leadership Structure and Board’s Role in Risk Oversight

The Company’s Board of Directors endorses the view that one of its primary functions is to protect shareholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board does not believe that mandating a particular structure, such as designating an independent lead director or having a separate Chairman and Chief Executive Officer, is necessary to achieve effective oversight. The Board of Directors is currently comprised of nine directors, seven of whom are independent directors under the listing standards of the Nasdaq Stock Market. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the shareholders. Accordingly, separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director of Wellesley Bancorp.

To further strengthen the regular oversight of the full Board, various committees of Wellesley Bancorp’s Board of Directors are comprised of independent directors. The Compensation Committee of the Board of Wellesley Bancorp consists solely of independent directors. The Compensation Committee reviews and evaluates the performance of all executive officers of the Company, including the Chief Executive Officer and reports to the Board of Directors. In addition, the Audit Committee, which is comprised solely of independent directors, oversees the Company’s financial practices, regulatory compliance, accounting procedures and financial reporting functions. The Nominating and Corporate Governance Committee also consists solely of independent directors and assists the Board in identifying qualified individuals to serve on the Board, determining the composition of the Board and its committees, and in monitoring the Company’s corporate governance guidelines.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks Wellesley Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.

Committees of the Board of Directors

The following table identifies our standing committees and their members. All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market, Inc. Each committee operates under a written charter that is approved by the Board of Directors and that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Investor Relations section of our website (www.wellesleybank.com).

Director	Audit Committee		Compensation Committee		Nominating and Corporate Governance Committee

Nancy Marden Goodall	X				X
C. Joseph Grignaffini			X		X	*
Hugh J. Kelley	X				X
Theodore F. Parker			X	*	X
Leslie B. Shea.	X		X		X
Robert L. Skolnick	X	*	X		X
Tina L. Wang	X				X

Number of Meetings in 2011 (1)	12		3		1

*	Denotes Chairperson
(1)	Includes committee meetings for Wellesley Bank in 2011

Audit Committee. The Board of Directors has a separately-designated standing Audit Committee established in accordance with the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for providing oversight relating to our consolidated financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Audit Committee does not have an “audit committee financial expert.” However, the Board of Directors believes that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the committee. The committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s and Bank’s senior management and conducts the performance review of the President and Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee

Minimum Qualifications for Director Nominees. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•

financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the shareholders of the Company and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties; and

•	independence as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Nominating and Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank. The Nominating and Corporate Governance Committee will also consider director candidates recommended by shareholders according to the policy and procedures set forth below. The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Considerations of Recommendations by Shareholders. The policy of the Nominating and Corporate Governance Committee is to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s books; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During the fiscal year ended December 31, 2011, the Board of Directors of the Company held four meetings, and the Board of the Directors of the Bank held twelve meetings. No director attended fewer than 75% of the total meetings of the Company’s or the Bank’s Board of Directors and the respective committees on which such director served during fiscal 2011.

Director Attendance at the Annual Meeting of Shareholders

The Board of Directors encourages each director to attend the Company’s annual meeting of shareholders. Due to the timing of the Company’s initial public offering, which was completed on January 25, 2012, this will be the Company’s first annual meeting of shareholders.

Code of Ethics and Business Conduct

The Company has adopted a code of ethics and business conduct which applies to all of the Company’s and the Bank’s directors, officers and employees. A copy of the code of ethics and business conduct is available to shareholders in the Investor Relations portion of our website (www.wellesleybank.com).

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s consolidated financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors of

Wellesley Bancorp, Inc.

Robert L. Skolnick, Chairperson

Nancy Marden Goodall

Hugh J. Kelley

Leslie B. Shea

Tina L. Wang

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as directors, and who were not also named executive officers, of the Company during the 2011 fiscal year.

	Fees Earned or Paid in Cash	All Other Compensation	Total
C. Joseph Grignaffini	$22,400	$—	$22,400
Hugh J. Kelley	22,400	—	22,400
Keith A. Marden (1)	1,749	—	1,749
Nancy Marden Goodall	24,149	—	24,149
Theodore F. Parker	23,810	—	23,810
Leslie B. Shea.	22,400	—	22,400
Edwin G. Silver	21,797	—	21,797
Robert L. Skolnick	22,400	—	22,400
Tina L. Wang	22,400	—	22,400

(1)	Mr. Marden retired as a director of Wellesley Bank effective March 15, 2011.

Cash Retainer and Meeting Fees for Non-Employee Directors

The following table sets forth the applicable retainers and fees that will be paid to our directors for their service on the Board of Directors of the Bank during the fiscal year ending December 31, 2012.

Annual retainer for the Clerk of the Board	$7,955
Annual retainer of all other board members	7,238
Monthly board meeting fee for the Clerk of the Board	660
Monthly board meeting fee for all other board members	603
Committee meeting fee for all directors (except for Mr. Fontaine)	8,349

Wellesley Bancorp pays its directors an annual retainer of $4,800.

STOCK OWNERSHIP

The following table provides information as of June 29, 2012 about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares. ESOP shares are held in a suspense account for future allocation among participants as the loan used to purchase the shares is repaid. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants’ instructions and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees’ best judgment.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding (1)

Wellesley Bank Employee Stock Ownership Plan 40 Central Street Wellesley, Massachusetts 02482	192,572	(2)	8.0%

Wellesley Bank Charitable Foundation 40 Central Street Wellesley, Massachusetts 02482	157,477	(3)	6.5%

Ithan Creek Master Investors (Cayman) L.P. Wellington Hedge Management, LLC Wellington Management Company, LLP 280 Congress Street Boston, Massachusetts 02210	132,100	(4)	5.5%

(1)	Based on 2,407,151 shares of the Company’s common stock outstanding and entitled to vote as of June 29, 2012.
(2)	As of June 29, 2012, no shares have been allocated to participants’ ESOP accounts.
(3)	Based on a Schedule 13G filed with the U.S. Securities and Exchange Commission on February 6, 2012. Pursuant to Wellesley Bank Charitable Foundation’s Articles of Organization, the shares must be voted in the same ratio as all other shares of common stock voted on each and every proposal considered by shareholders of the Company.
(4)	Based solely on a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2012. Each of Inthan Creek Master Investors (Cayman) L.P. and Wellington Hedge Management, LLC are deemed to be beneficial owners of 132,100 shares.

The following table provides information as of June 29, 2012 about the shares of Company common stock that may be considered to be owned by each director, nominee for director, executive officers and by all directors, nominees for director and executive officers of the Company as a group. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

Name	Number of Shares Owned		Percent of Shares of Common Stock Outstanding

Directors:
Thomas J. Fontaine	33,918	(1)	1.4%
Nancy Marden Goodall	35,000	(2)	1.5%
C. Joseph Grignaffini	20,000	(3)	*
Hugh J. Kelley	20,000		*
Theodore F. Parker	20,000		*
Leslie B. Shea	35,000	(4)	1.5%
Edwin G. Silver	20,000		*
Robert L. Skolnick	20,000		*
Tina L. Wang	20,000		*

Executive Officers Who Are Not Directors:
Gary P. Culyer	6,001	(5)	*
Eloise C. Thibault	20,030	(6)	*

All Directors and Executive Officers as a Group (11 persons)	249,949		10.4%

(1)	Includes 4,500 and 3,500 shares held as a trustee for two trusts, 100 shares held as custodian for children and 24,320 shares held through the 401(k) Plan.
(2)	Includes 12,500 and 12,500 shares held as trustee of two trusts.
(3)	Includes 20,000 shares held as trustee of family trust.
(4)	Includes 2,500, 5,000 and 7,500 shares held as trustee of three trusts.
(5)	Includes 1,001 shares held through the 401(k) Plan.
(6)	Includes 20,000 shares held through the 401(k) Plan, and 30 shares held by daughter.

ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors consists of nine members. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. Three directors will be elected at the annual meeting to serve for a three-year term or until their respective successors have been elected and qualified. The nominees for election are C. Joseph Grignaffini, Hugh J. Kelley and Tina L. Wang. All of the nominees are currently directors of the Company and the Bank.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, we know of no reason why any nominee might be unable to serve.

The Board of Directors recommends that shareholders vote “FOR” the election of all of the nominees.

Information regarding the directors is provided below. Unless otherwise stated, each person has held his or her current occupation for the last five years. Ages presented are as of December 31, 2011. The starting year of service as director relates to service on the Board of Directors of the Bank. Based on their respective experiences, qualifications, attributes and skills set forth below, the Board of Directors determined that each current director should serve as a director.

Board Nominees for Terms Ending in 2015

C. Joseph Grignaffini is a licensed builder and the President and Treasurer of L. Grignaffini & Sons. Mr. Grignaffini also owns and manages commercial property. Age 76. Director since 1993.

Mr. Grignaffini’s background offers the Board of Directors substantial construction and development experience, specifically within the region in which Wellesley Bank conducts its business, and provides the Board of Directors with valuable insight regarding the local business and consumer environment. In addition, Mr. Grignaffini’s background provides the Board of Directors with critical experience in certain real estate matters, which are essential to the business of Wellesley Bank.

Hugh J. Kelley is a real estate appraiser in Wellesley, Massachusetts. Mr. Kelley conducts appraisals of residential real estate for relocation, estate, mortgages, and other purposes. Age 64. Director since 1989.

Mr. Kelley’s background provides the Board of Directors with critical experience in certain real estate matters, specifically within the region in which Wellesley Bank conducts its business, and provides the Board of Directors with valuable insight regarding the local business environment.

Tina L. Wang is a partner with the dental practice of Drs. Thiel, Wang & Associates, Inc. Ms. Wang also serves on the Metropolitan District Dental Society’s peer review committee. Age 51. Director since 2008.

Ms. Wang has strong ties to the community through her dental practice, and provides the Board of Directors with opportunities to continue to serve the local community. She also is a strong advocate of Wellesley Bank through her civic and community involvement.

Directors Continuing in Office

The following directors have terms ending in 2013:

Theodore F. Parker is the Clerk of Wellesley Bank and a real estate consultant and commercial property owner in Wellesley and the surrounding communities. Age 69. Director since 1989.

Mr. Parker’s extensive experience in the real estate industry and involvement in business and civic organizations in the communities in which Wellesley Bank serves affords the Board of Directors with valuable insight regarding the business and operations of Wellesley Bank.

Leslie B. Shea is a partner with the law firm of Wilder & Shea. Age 66. Director since 2003.

As a practicing attorney, Mr. Shea provides the Board of Directors with important knowledge and insight necessary to assess the legal issues inherent to the business of Wellesley Bank. In addition, Mr. Shea has strong ties to the community and provides the Board of Directors with opportunities to continue to serve the local community.

Robert L. Skolnick is the Treasurer of E.A. Davis & Company, Inc., a retail department store located in Wellesley, Massachusetts. Age 70. Director since 1998.

Mr. Skolnick’s background offers the Board of Directors substantial small company management experience, specifically within the region in which Wellesley Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment. In addition, Mr. Skolnick offers the Board significant business experience from a setting outside of the financial services industry.

The following directors have terms ending in 2014:

Thomas J. Fontaine has served as the President, Chief Executive Officer and Chairman of the Board of Wellesley Bank since November 2009. Mr. Fontaine previously served as President of Wellesley Bank from April 2006 to November 2009 and as Executive Vice President prior to April 2006. Mr. Fontaine also serves as our chief lending officer. Age 47. Director since 2006.

Mr. Fontaine’s extensive knowledge of Wellesley Bank’s operations, along with his former experience in the local banking industry and involvement in business and civic organizations in the communities that we serve, affords the Board of Directors with valuable insight regarding the business and operations of Wellesley Bank. Mr. Fontaine’s knowledge of all aspects of our business, combined with his success and strategic vision, position him well to continue to serve as our President, Chief Executive Officer and Chairman.

Nancy Marden Goodall is Vice President of Captain Marden’s Seafood, a wholesale seafood supplier, seafood store and restaurant based out of Wellesley, Massachusetts. Age 51. Director since 2011.

Ms. Goodall’s strong ties to the community provide the Board of Directors with valuable insight regarding the local business and consumer environment. She also is a strong advocate of Wellesley Bank through her civic and community involvement.

Edwin G. Silver served as Chief Executive Officer and Chairman of the Board of Wellesley Bank from January 2006 until his retirement in November 2009. Prior to January 2006, Mr. Silver also served as President of Wellesley Bank. Mr. Silver currently serves as Wellesley Bank’s Connection Club director. Age 66. Director since 2000.

Mr. Silver’s extensive knowledge of Wellesley Bank’s operations, along with his experience in the local banking industry and involvement in business and civic organizations in the communities that we serve, affords the Board of Directors with valuable insight regarding the business and operations of Wellesley Bank. In addition, Mr. Silver’s background provides the Board of Directors with critical experience in certain banking industry matters, which are essential to the business of Wellesley Bank.

Item 2 — Approval of the Wellesley Bancorp, Inc. 2012 Equity Incentive Plan

On May 16, 2012, the Company’s Board of Directors adopted, subject to shareholder approval at the annual meeting, the Wellesley Bancorp, Inc. 2012 Equity Incentive Plan (the “2012 Plan”). The 2012 Plan will become effective as of the date of approval by the Company’s shareholders.

Each employee and director of the Company and its affiliates may participate in the 2012 Plan. A summary of the 2012 Plan follows. This summary is qualified in its entirety by the full text of the 2012 Plan, which is attached to this proxy statement as Appendix A.

The Board of Directors recommends that shareholders vote “FOR” the approval of the Wellesley Bancorp, Inc. 2012 Equity Incentive Plan.

Summary of the 2012 Plan

Purpose. We believe the 2012 Plan promotes the Company’s success by linking the personal interests of the employees and directors of the Company and its affiliates to the interests of the Company’s shareholders and by providing participants with an incentive for outstanding performance.

Permissible Awards. The 2012 Plan authorizes awards in any of the following forms:

•	Options to purchase shares of Company common stock, which may either be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code (the “Code”); and

•	Restricted stock grants, which may be subject to restrictions on transferability and forfeiture.

Shares Available for Awards. Subject to adjustment as provided in the 2012 Plan, the 2012 Plan reserves a total of 337,001 shares of common stock for issuance pursuant to awards granted under the 2012 Plan, of which up to 96,286 shares may be granted in the form of restricted stock awards and up to 240,715 shares may be granted in the form of stock options, representing 4% and 10%, respectively, of the shares of stock issued in our initial public offering.

Administration. We expect a committee appointed by the Board of Directors, which consists of at least two disinterested directors (the “Committee”), will administer the 2012 Plan. However, at times, the Board of Directors may administer the 2012 Plan. The Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations it deems advisable to administer the 2012 Plan; and make all other decisions and determinations necessary under the 2012 Plan.

Options. As stated above, the 2012 Plan authorizes the grant of both incentive and non-statutory stock options, both of which are exercisable for shares of Company common stock. Incentive stock options can only be granted to our employees. The Committee will determine the exercise price at which a participant may exercise an option. However, the exercise price may not be less than the fair market value of our common stock on the date of grant. A participant may pay the option exercise price in the form of cash or check or, when permitted, by (i) delivery of shares of Company common stock; (ii) shares of common stock withheld upon exercise; (iii) cashless exercise; or (iv) a combination of these methods. At the time of grant, the Committee will determine the term and conditions of an option and the period or periods during which a participant may exercise each option (which may not exceed ten years for incentive and non-statutory stock options, or five years for incentive stock options with respect to an employee who owns more than 10% of the total combined voting power of all classes of our stock).

Restricted Stock Awards. Restricted stock awards are awards of Company common stock subject to certain conditions, which conditions must be met for the restricted stock award to vest and be earned, in whole or in part, and no longer subject to forfeiture. The Committee has the authority to determine the nature, length and starting date of the period during which a participant may earn a restricted stock award and will determine the conditions that must be satisfied in order for a restricted stock award to vest.

Performance Awards. A performance award is a grant of a right to receive shares of Company common stock, which is contingent upon the achievement of performance or other objectives during a specified period. The Committee has the authority to determine the nature, length and starting date of the period during which a participant may earn a performance award and will determine the conditions that must be satisfied for a performance share to vest. These conditions may include specific performance objectives, continued service or employment for a specific period of time or a combination of conditions. The 2012 Plan sets forth some of the business criteria that can be used as a condition of earning a performance award.

Limitations on Awards. The size of individual awards under the 2012 Plan is limited under the applicable regulations of the Federal Deposit Insurance Corporation (“FDIC”): (i) an individual officer or employee may not receive an award covering in excess of 25% of the number of shares available in each of the restricted stock and stock option share reserves and (ii) an individual non-employee director may not receive in excess of 5% of the number of shares available in each of the restricted stock and stock option share reserves (subject to an overall limit of 30% in the aggregate for all non-employee directors).

Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code denies a tax deduction to public companies for compensation paid to certain “covered employees” in a taxable year in excess of $1,000,000, unless the compensation meets certain exceptions, such as performance-based compensation. Stock options granted at fair market value may qualify as “performance-based compensation” if the plan under which the options are granted is approved by the shareholders and the plan states the maximum number of options that may be granted any individual over a specified period of time. Under the plan, we may not grant stock options for more than 60,178 shares of common stock to any one person during any one calendar year. For grants of restricted stock shares to meet the requirements of Section 162(m) of the Internal Revenue Code, shareholders must approve the material provisions of the plan regarding performance goals under which the awards will vest. The 2012 Plan contains all of these features and will enable awards under the 2012 Plan to qualify for full tax deductibility to the Company under Section 162(m) of the Internal Revenue Code, if we so desire.

Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, by a qualified domestic relations order. The Committee may permit other transfers, however, where it concludes that a transfer will not accelerate taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.

Vesting Requirements and Acceleration Upon Certain Events. Under the 2012 Plan, awards may be earned over a specified time period and/or by reference to the attainment of specified performance conditions. Under applicable FDIC rules, awards may vest no more rapidly than at the rate of 20% per year, beginning on the first anniversary of the grant date. Subject to this regulatory limitation, the Committee may also include performance-based vesting conditions in any award. The 2012 Plan identifies a variety of industry-specific performance metrics from which the Committee may choose the vesting conditions applicable to a specific award or portion of an award. Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully exercisable and all other vesting restrictions on the outstanding awards will lapse. The vesting of awards will also accelerate upon a change in control, as defined in the 2012 Plan.

Adjustments. In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2012 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2012 Plan, without any change in the aggregate purchase price for each award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2012 Plan will be adjusted proportionately and the Committee will adjust the 2012 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

New Plan Benefits. No grants have been made with respect to the shares reserved for issuance under the 2012 Plan. The number of shares that may be granted to any director, executive officer named in the Summary Compensation Table below or any other employee is not determinable at this time because such grants are subject to the discretion of the Committee.

Termination and Amendment

The Board of Directors or the Committee may, at any time and from time to time, terminate, modify or amend the 2012 Plan. Shareholders must approve amendments to the 2012 Plan that will materially increase the number of shares of stock issuable under the 2012 Plan, expand the types of awards provided under the 2012 Plan, materially expand the class of participants eligible to participate in the 2012 Plan, materially extend the term of the 2012 Plan, reduce the exercise price of stock options or otherwise constitute a material amendment requiring shareholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors or the Committee may condition any amendment on the approval of the shareholders for any other reason. No termination or amendment of the 2012 Plan may adversely affect any award previously granted under the 2012 Plan without the written consent of the affected participant.

Prohibition on Repricing

As discussed above under “—Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s shareholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award under the 2012 Plan would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s shareholders.

Certain Federal Income Tax Effects

Non-Statutory Stock Options. An option holder does not recognize any income upon the grant of a non-statutory stock option under the 2012 Plan. When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

Incentive Stock Options. An option holder typically does not recognize any income upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date we grant the option and for one year after receiving the shares upon exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the expiration of the required holding periods, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to that same amount. While the exercise of an incentive stock option may not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price may be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a federal income tax deduction at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time. If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time. Any future income recognized in the stock will be taxable to the participant at capital gains rates. However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Performance Shares and Other Stock-Based Awards. When the restrictions lapse on the awards, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). Any future income recognized in the stock will be taxable to the participant at capital gains rates.

Securities Authorized for Issuance Under Equity Compensation Plans

At December 31, 2011, the Company had not adopted any equity compensation plans.

Item 3 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Wolf & Company, P.C. to serve as the Company’s independent registered public accounting firm for the 2012 fiscal year, subject to ratification by shareholders. A representative of Wolf & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he/she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares cast at the annual meeting, the Audit Committee of the Board of Directors may consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the 2012 fiscal year.

Audit Fees. The following table sets forth the fees paid by the Company and the Bank to Wolf & Company, P.C. for the fiscal years ended December 31, 2011 and 2010.

	2011	2010
Audit fees (1)	$108,500	$34,100
Audit related fees (2)	147,000	—
Tax fees (3)	16,000	12,000

(1)	Audit fees consist of fees for professional services rendered for the audit of the Bank’s consolidated financial statements included in its Annual Report on Form 10-K. The amount also includes fees related to the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, as well as services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees consist of fees related to the Registration Statement on Form S-1 filed in connection with the Company’s public offering.
(3)	Tax services fees consist of fees for compliance tax services, including tax planning and advice and preparation of tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation. During the year ended December 31, 2011, all services were approved in advance by the Audit Committee in compliance with these procedures.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the only other most highly compensated executive officers of Wellesley Bank whose total compensation for the year ended December 31, 2011 exceeded $100,000. These individuals are referred to in this proxy statement as “named executive officers.”

Name and Principal Position	Year	Salary		Bonus	Nonequity Incentive Plan Compensation		Nonqualified Deferred Compensation Earnings		All Other Compensation		Total

Thomas J. Fontaine	2011	$273,702	(1)	$43,574	$		$		$36,345	(2)	$353,621
President and Chief Executive Officer	2010	250,165		21,710		—		—	25,725		325,173

Eloise C. Thibault	2011	105,632		18,089		—		—	14,465		138,186
Vice President and Treasurer	2010	101,680		4,287		—		—	12,596		118,563

(1)	For 2011, amount includes fees for service as Chairman of the Board of $17,079. Effective in 2012, Mr. Fontaine no longer receives such fees.
(2)	For 2011, amount includes, but is not limited to, employer contributions to the 401(k) plan of $25,663.

Employment Agreements and Severance Arrangements

Employment Agreement. Wellesley Bancorp, Wellesley Bank and Thomas J. Fontaine entered into a new employment agreement on January 25, 2012 (Mr. Fontaine previously had entered into an employment agreement with Wellesley Bank). The term of the agreement runs for three years from the effective date of the agreement and automatically renews daily so that each day the term again becomes three years, unless either party provides notice to the other party of its intention for the term of the agreement not to renew. The employment agreement establishes a base salary and certain levels of incentive compensation and bonuses for Mr. Fontaine and provides for his participation in certain benefits arrangements. The agreement also provides for certain perquisites to be provided to him, including the use of a Wellesley Bank-owned automobile, to which we will transfer title to Mr. Fontaine, plus an amount to make him whole for any taxes due as a result of the transfer, upon his retirement or other termination of employment (other than if we terminate his employment for cause). Mr. Fontaine’s current annual base salary is $286,000. Under the employment agreement, we may terminate Mr. Fontaine’s employment for “cause” at any time in accordance with the terms of the agreement. If we terminate Mr. Fontaine’s employment for cause, we will have no further financial obligation to him except for the payment of any amounts which he has earned but which have not been paid as of the effective date of his termination and benefits accrued under certain employee benefit plans. We may also terminate Mr. Fontaine’s employment for any other reason that does not constitute cause upon 60-day’s notice. Mr. Fontaine may terminate his employment with us for “good reason” in accordance with the terms of the agreement. The term “good reason” includes (i) a material diminution in duties and responsibilities, (ii) a material diminution in his base salary and (iii) a change in reporting responsibilities. In addition, Mr. Fontaine may terminate his employment within the period beginning three months prior to and ending 12 months after a change in control. If we terminate Mr. Fontaine for reasons that do not constitute cause or if Mr. Fontaine voluntarily terminates employment with good reason or in connection with a change in control, then we will pay him a lump sum amount equal to the product of his average monthly compensation by the number of months remaining during the unexpired term of the agreement or, if greater, 12. For purposes of the employment agreement, “average monthly compensation” equals the monthly average of Mr. Fontaine’s three highest year’s of compensation, as reported on Form W-2. We may reduce change in control related payments to Mr. Fontaine in order to eliminate the imposition of excise taxes on those payments, unless the payments less the excise taxes would be greater than the reduced payments. In addition, we will pay him the cost of obtaining health insurance through COBRA for the unexpired term of the agreement or, if greater, 12 months. The employment agreement provides for certain post-employment obligations with respect to Mr. Fontaine’s ability to compete with Wellesley Bank and to solicit customers and employees of Wellesley Bank in the event we terminate his employment other than for cause or he terminates his employment for good reason or in connection with a change in control.

Employee Severance Compensation Plan. Wellesley Bank sponsors a severance compensation plan that provides eligible employees with a severance benefit in the event their employment with the Bank terminates in connection with a change in control. An eligible employee with a position of vice president or higher who becomes entitled to severance benefits in accordance with the terms of the plan will receive a payment equal to one year’s base pay. Mr. Fontaine is not eligible for benefits under the plan since he is a party to an employment agreement. Ms. Thibault would be eligible for benefits under the severance plan.

Pension and Nonqualified Retirement Benefits

Pension Plan. Wellesley Bank sponsored a tax-qualified defined benefit pension plan for its employees. The accrual of benefits was frozen and the plan was fully funded as of November 1, 2011. Mr. Fontaine and Ms. Thibault participate in the plan. Benefits under the plan are computed on the basis of compensation and years of service.

Employee Stock Ownership Plan. Wellesley Bank sponsors an employee stock ownership plan (the “ESOP”) for the benefit of eligible employees who have attained age 21 and are credited with a year of service. Contributions to the ESOP and shares released from the suspense account as any loans used by the plan to acquire stock are repaid are allocated annually among plan participants based on each participant’s relative compensation. Participants become fully vested in their accounts under the ESOP after six years of service.

Salary Continuation Agreement. Wellesley Bank has entered into a salary continuation agreement with Mr. Fontaine. Under the salary continuation agreement, upon separating from service on or after reaching age 65, we will pay Mr. Fontaine a lump sum benefit equivalent to a 15-year annual benefit equal to 75% of his highest earnings (as defined in the agreement), less our portion of social security benefits, pension plan benefits and our matching contributions under our 401(k) plan. If Mr. Fontaine separates from service or dies prior to receiving benefits under the agreement, we will pay him or his beneficiary a lump sum benefit equal to his accrued liability retirement account under the agreement. We will pay the lump sum benefit to his beneficiary within 60 days of his death or the early retirement benefit to Mr. Fontaine no later than the first day of the second month following his separation from service (subject to certain possible restrictions under the federal tax code). Mr. Fontaine is always 100% vested in his benefits under the salary continuation agreement. Under the agreement, the accrued liability account for Mr. Fontaine generally reflects the amount of the liability of the supplemental benefit accrued by the Bank for financial statement purposes. Upon a change in control, Mr. Fontaine will become entitled to the benefit to which he would have otherwise become entitled at his normal retirement age of 65 (regardless of his actual age). We will pay the change in control benefit in a single lump sum payment on the first day of the month following the month in which Mr. Fontaine attains age 65.

Supplemental Executive Retirement Plan. We sponsor a supplemental executive retirement plan (“SERP”) to provide participants with supplemental retirement benefits to those benefits we provide under the employee stock ownership plan and our 401(k) plan. The SERP provides participating executives with benefits otherwise limited under the employee stock ownership plan and/or 401(k) plan due to limitations under the Internal Revenue Code or the terms of the employee stock ownership plan loan. Specifically, the plan provides benefits to eligible individuals that we cannot provide under the employee stock ownership plan and/or 401(k) plan as a result of these limitations, but that we would have provided under those plans but for these limitations. In addition to providing for benefits lost under the tax-qualified plans as a result of limitations imposed by the Internal Revenue Code, the SERP also provides supplemental benefits to designated individuals upon a change of control prior to the complete scheduled repayment of the employee stock ownership plan loan. Generally, upon a change in control, the SERP provides the participant with a benefit equal to the benefit the individual would have received under the employee stock ownership plan had he remained employed throughout the term of the loan less the benefits actually provided under the employee stock ownership plan on behalf of the participant. At this time, only Mr. Fontaine participates in the SERP.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Wellesley Bancorp common stock during the year ended December 31, 2011.

TRANSACTIONS WITH RELATED PERSONS

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Wellesley Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Wellesley Bank and must not involve more than the normal risk of repayment or present other unfavorable features. Wellesley Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit Wellesley Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. All outstanding loans made by Wellesley Bank to its related persons (as defined under the Securities and Exchange Commission rules), were made in accordance with Wellesley Bank’s mortgage discount program which applies only to fixed- or adjustable-rate mortgage loans that are held in the portfolio of Wellesley Bank. The discount offered under this program is 50 basis points less than the published rate offered to the public. The program is offered to all full and part-time employees of Wellesley Bank and to all members of the Board of Directors.

Set forth below is certain information as to loans made by Wellesley Bank to certain of its directors and executive officers, or their affiliates, whose aggregate indebtedness to Wellesley Bank exceeded $120,000 at any time since January 1, 2011. Each listed individual participated in the above-referenced benefit program generally available to all other employees and that does not give preference to any executive officer or director over any other employee.

Name of Individual	Loan Type	Date Originated	Original Loan Amount	Highest Balance During Fiscal 2011	Balance on December 31, 2011	Interest Rate on December 31, 2011

Thomas J. Fontaine	Residential mortgage	12/18/2009	$675,000	$653,997	$—	5.375%
	Home equity line of credit	11/18/2009	75,000	—	—	—

Eloise C. Thibault	Residential mortgage	1/3/2006	$286,200	$263,895	$257,525	3.25%
	Home equity line of credit	2/4/2009	40,000	39,862	39,098	2.25

Theodore F. Parker	Residential mortgage	3/10/2009	$400,000	$388,881	$383,089	5.50%
	Home equity line of credit	12/2/2002	450,000	301,967	296,967	2.25

Leslie B. Shea	Residential mortgage	7/29/2010	$350,000	$347,229	$341,931	4.375%

Tina L. Wang	Residential mortgage	12/12/2011	$365,000	$365,000	$365,000	3.875%
	Home equity line of credit	7/21/2003	250,000	—	—	—

Other than as described above, all loans, the principal balances of which exceeded $120,000 at any time during the year ended December 31, 2011, made by Wellesley Bank to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Wellesley Bank and did not involve more than normal risk of collectability or present other unfavorable features. In addition, loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the Board of Directors.

SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than March 12, 2013. If next year’s annual meeting is held on a date that is more than 30 calendar days from August 15, 2013, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nomination and/or proposals to the Company’s Secretary not less than 90 days before the date of the annual meeting. However, if less than 100 days’ notice or prior public disclosure of the annual meeting is given to shareholders, such notice must be delivered not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board of Directors and/or individual directors. All communications from shareholders should be addressed to Wellesley Bancorp, Inc., 40 Central Street, Wellesley, Massachusetts 02482. Communications to the Board of Directors should be sent to the attention of Eloise C. Thibault, Corporate Secretary. Communications to individual directors should be sent to such director at the Company’s address. Shareholders who wish to communicate with a committee of the Board of Directors should send their communications to the attention of the Chairman of the particular committee, with a copy to C. Joseph Grignaffini, the Chairman of the Nominating and Corporate Governance Committee. It is in the discretion of the Nominating and Corporate Governance Committee as to whether a communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by mail, Phoenix Advisory Partners, a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of up to $5,000 for these services, plus reasonable out of pocket expenses and, if necessary, additional $4.50 fees for each telephone solicitation made by the proxy solicitation firm and each vote acceptance that occurs during such telephone solicitations. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

The Company’s Annual Report on Form 10-K has been included with this proxy statement. Any shareholder who has not received a copy of the Annual Report on Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

By Order of the Board of Directors,

Eloise C. Thibault
Corporate Secretary

Wellesley, Massachusetts

July 10, 2012

APPENDIX A

WELLESLEY BANCORP, INC.

2012 EQUITY INCENTIVE PLAN

ARTICLE 1

PURPOSE

The purpose of the Wellesley Bancorp, Inc. 2012 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Wellesley Bancorp, Inc. (the “Company”) by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and effort the successful conduct of the Company’s operation largely depends. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning. The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(1)	Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2)	Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities; or

(3)

Change in Board Composition: During any period of two consecutive years, individuals who constitute the Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the Board (or first nominated by the Board for election by the stockholders) by a vote of at least two-thirds ( 2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means Wellesley Bancorp, Inc., or any successor corporation.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus, advisory or consulting capacity; provided, however, that for purposes of an Incentive Stock Option, such service shall only include service as an employee or an approved absence while serving as an employee.

“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, “Disability” shall mean “Permanent and Total Disability” as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned to such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee, officer or director of the Company or any Affiliate.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Non-Statutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Statutory Stock Option.

“Parent or Subsidiary” means a “parent corporation” or “subsidiary corporation” as such terms are defined in Sections 424(e) and (f) of the Code.

“Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means this Wellesley Bancorp, Inc. 2012 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

“Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the stockholders of the Company (the “Effective Date”).

3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

4.1 COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the full Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) or “outside directors” (within the meaning of Section 162(m) of the Code and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, consistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, by the Company’s or an Affiliate’s independent certified public accountants, by Company counsel or by any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)	Grant Awards;

(b)	Designate Participants;

(c)	Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)	Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)	Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)	Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)	Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation; provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further, that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, consistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 337,001.

5.2 SHARE COUNTING. Any Shares subject to an Award that is forfeited, expires, or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award shall, to the extent of such forfeiture, expiration, or non-issuance, again become available for Awards under this Plan and correspondingly increase the number of Shares available for grant and issuance under the Plan. The following Shares shall not, however, again become available for Awards or increase the number of Shares available for grant under the Plan: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of a Option issued under this Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, and (iii) Shares repurchased by the Company with proceeds received from the exercise of an Option issued under this Plan.

5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 10), the maximum number of Shares that may be delivered pursuant to Awards under the Plan is 337,001, of which the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock under the Plan is 96,286 and the maximum number that may be delivered pursuant to Option exercises is 240,715.

ARTICLE 6

ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7

STOCK OPTIONS

7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value per Share as of the Grant Date.

(b)	Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)	Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)	Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Non-Statutory Stock Option:

(1)	The expiration date set forth in the Award Agreement.

(2)	The tenth anniversary of the Grant Date.

(3)	Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)	One (1) year after the Participant’s death if the Participant dies while employed or during the three-month period described in paragraph (3), or during the one-year period described in paragraph (4), but before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s Beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)	Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 (or any higher value as may be permitted under Section 422 of the Code).

(c)	Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)	Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by stockholders, or the termination of the Plan, if earlier.

(e)	Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

(g)	Limitations of Option Grants for Section 162(m) of the Code. The Committee may not grant more than 60,178 Options to any individual in any single calendar year.

ARTICLE 8

RESTRICTED STOCK

8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock.

8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in connection with a Change in Control or in the event of terminations resulting from death or Disability, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4 DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Wellesley Bancorp, Inc. 2012 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and Wellesley Bancorp, Inc. or its Affiliates. A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of Wellesley Bancorp, Inc.”

Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5 VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

8.7 PERFORMANCE AWARDS. Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible individuals upon such terms and conditions and at such times as the Committee shall determine. Performance awards may be in the form of performance shares. An award of a performance share is a grant of a right to receive shares of Stock that is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Stock.

Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned. These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Performance awards granted under the Plan may be based on one or more of the following business criteria: tangible book value and changes to tangible book value, basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, noninterest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, nonperforming loans, cash flow, strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

No later than ninety (90) days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts that may be earned for such performance period, and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each Participant for the performance period.

ARTICLE 9

GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4 BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5 STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6 ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Non-Statutory Stock Options.

9.7 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three (3) months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Statutory Stock Options.

ARTICLE 10

CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1 CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of Shares which may be delivered under the Plan; (ii) adjustment of the number and kind of Shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2 ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)	Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause (as determined by the Committee) within twelve (12) months of the Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)	The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3 ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide the Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)	Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11

AMENDMENT, MODIFICATION AND TERMINATION

11.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of Eligible Participants, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an Exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)	Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the stockholders of the Company;

(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d)	No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12

GENERAL PROVISIONS

12.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not Eligible Participants are similarly situated).

12.2 NO STOCKHOLDER RIGHTS. Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3 WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares such number of Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or in any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

12.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the company or any affiliate unless expressly provided otherwise in such other plan.

12.7 EXPENSES. The expenses of administering the plan shall be borne by the Company and its affiliates.

12.8 TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11 GOVERNMENT AND OTHER REGULATIONS.

(a)	Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)

Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

(c)	Notwithstanding any other provision contained in the Plan, this Plan will comply with all applicable regulatory requirements, including the following:

(i)	No Options or Restricted Stock Awards granted to any Eligible Participant who is a common law employee may exceed twenty-five percent (25%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(ii)	No Options or Restricted Stock Awards granted to any individual Non-Employee Director may exceed five percent (5%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(iii)	The aggregate amount of Options or Restricted Stock Awards granted to all Non-Employee Directors may not exceed thirty percent (30%) of the total amount of Options or Restricted Stock Awards, as applicable, under the Plan; and

(iv)	No single grant of Options or Restricted Stock Awards under the Plan may become exercisable or vest at a rate more quickly than twenty percent (20%) per year commencing one (1) year from the Grant Date.

12.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of Massachusetts.

12.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

12.15 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

PLEASE MARK VOTES

AS IN THIS EXAMPLE

REVOCABLE PROXY

WELLESLEY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

AUGUST 15, 2012

10:30 A.M., LOCAL TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of the Board of Directors of Wellesley Bancorp, Inc. (the “Company”), consisting of Theodore F. Parker and Leslie B. Shea, or either of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on August 15, 2012 at 10:30 a.m., local time, at The Wellesley College Club, located at 727 Washington Street, Wellesley, Massachusetts, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as indicated on this proxy.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above

Co-holder (if any) sign above

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PROPOSALS

1. The election as directors of all nominees listed for a term of three years (unless the “For All Except” box is marked and the instructions below are complied with).

For

Withhold

For All Except

(01) C. Joseph Grignaffini

(02) Hugh J. Kelley

(03) Tina L. Wang

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

2. The approval of the Wellesley Bancorp, Inc. 2012 Equity Incentive Plan.

For

Against

Abstain

3. The ratification of the appointment of Wolf & Company, P.C. as the independent registered public accounting firm of Wellesley Bancorp, Inc. for the fiscal year ending December 31, 2012.

For

Against

Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the nominees and proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the Annual Meeting.

Detach above card, sign, date and mail in postage paid envelope provided.

WELLESLEY BANCORP, INC.

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

The above signed acknowledges receipt from Wellesley Bancorp, Inc., before the execution of this proxy, of a proxy statement for the annual meeting of shareholders and an Annual Report to Shareholders for the year ended December 31, 2011.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON AUGUST 15, 2012

The proxy statement, including the notice of the 2012 annual meeting of shareholders, and the Company’s 2011 annual report are available at http://www.cfpproxy.com/7081. 7081

REVOCABLE PROXY

WELLESLEY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

August 15, 2012

10:30 a.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of the Board of Directors of Wellesley Bancorp, Inc. (the “Company”), consisting of Theodore F. Parker and Leslie B. Shea, or either of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on August 15, 2012 at 10:30 a.m., local time, at The Wellesley College Club, located at 727 Washington Street, Wellesley, Massachusetts, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as indicated on this proxy.

The above signed acknowledges receipt from Wellesley Bancorp, Inc., before the execution of this proxy, of a proxy statement for the annual meeting of shareholders and an Annual Report to Shareholders for the year ended December 31, 2011.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

WELLESLEY BANCORP, INC. – ANNUAL MEETING, AUGUST 15, 2012

YOUR VOTE IS IMPORTANT!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON AUGUST 15, 2012

The proxy statement, including the notice of the 2012 annual meeting of shareholders, and the Company’s 2011 annual report are available at http://www.cfpproxy.com/7081.

You can vote in one of three ways:

1. Call toll free 1-877-806-9509 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2. Via the Internet at http://www.rtcoproxy.com/webk and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

7081

REVOCABLE PROXY

WELLESLEY BANCORP, INC.

PLEASE MARK VOTES

AS IN THIS EXAMPLE

PROPOSALS

1. The election as directors of all nominees listed for a term of three years (unless the “For All Except” box is marked and the instructions below are complied with).

For

Withhold

For All Except

(01) C. Joseph Grignaffini

(02) Hugh J. Kelley

(03) Tina L. Wang

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above

Co-holder (if any) sign above

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Annual Meeting of Shareholders

August 15, 2012

2. The approval of the Wellesley Bancorp, Inc. 2012 Equity Incentive Plan.

For

Against

Abstain

3. The ratification of the appointment of Wolf & Company, P.C. as the independent registered public accounting firm of Wellesley Bancorp, Inc. for the fiscal year ending December 31, 2012.

For

Against

Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the nominees and proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the Annual Meeting.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1. By Telephone (using a Touch-Tone Phone); or

2. By Internet; or

3. By Mail.

A telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., August 15, 2012. It is not necessary to return this proxy if you vote by telephone or internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., August 15, 2012:

1-877-806-9509

Vote by Internet

anytime prior to

3 a.m., August 15, 2012 go to

http://www.rtcoproxy.com/webk

Please note that the last vote received, on behalf of the shares represented by this proxy, whether by telephone, internet or by mail, will be the vote counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON AUGUST 15, 2012

The proxy statement, including the notice of the 2012 annual meeting of shareholders, and the Company’s 2011 annual report are available at http://www.cfpproxy.com/7081.

Your vote is important!

Wellesley Bancorp, Inc.

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Wellesley Bancorp, Inc. (the “Company”), I am forwarding to you the attached green vote authorization form for the purpose of conveying your voting instructions to Pentegra Trust Company, the trustee for the Wellesley Bank Employee 401(k) Plan (the “401(k) Plan”), on the proposals presented at the Annual Meeting of Shareholders of the Company on August 15, 2012. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and the Annual Report to Shareholders of the Company.

As a 401(k) Plan participant investing in the Company common stock through the 401(k) Plan, you are entitled to direct the 401(k) Plan trustee as to the voting of shares of Company common stock credited to your 401(k) Plan account as of June 29, 2012, the record date for the 2012 Annual Meeting of Shareholders.

At this time, in order to direct the voting of your shares of Company common stock credited to your account in the 401(k) Plan, you must complete, sign and submit the enclosed green vote authorization form in the postage paid envelope provided with this letter, no later than August 8, 2012. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Wellesley Bank.

Sincerely,

Thomas J. Fontaine

President and Chief Executive Officer

40 Central Street, Wellesley, MA 02482 Tel: 781-235-2550 Fax: 781-489-7676 www.wellesleybank.com

Rev.1

VOTE AUTHORIZATION FORM

WELLESLEY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

August 15, 2012

10:30 a.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I understand that Pentegra Trust Company, the 401(k) Plan Trustee, is the holder of record and custodian of all shares of Wellesley Bancorp, Inc. (the “Company”) common stock credited to my account under the Wellesley Bank Employee 401(k) Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on August 15, 2012.

Accordingly, you are to vote my shares as indicated on this vote authorization form.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTE AUTHORIZATION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

WELLESLEY BANCORP, INC. – ANNUAL MEETING, AUGUST 15, 2012

YOUR VOTE IS IMPORTANT!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON AUGUST 15, 2012

The proxy statement, including the notice of the 2012 annual meeting of shareholders, and the Company’s 2011 annual report are available at http://www.cfpproxy.com/7081.

You can vote in one of three ways:

1. Call toll free 1-877-806-9509 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2. Via the Internet at http://www.rtcoproxy.com/webk and follow the instructions.

or

3. Mark, sign and date your Vote Authorization Form and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

7336

VOTE AUTHORIZATION FORM

WELLESLEY BANCORP, INC.

PLEASE MARK VOTES

AS IN THIS EXAMPLE

PROPOSALS

1. The election as directors of all nominees listed for a term of three years (unless the “For All Except” box is marked and the instructions below are complied with).

For

Withhold

For All Except

(01) C. Joseph Grignaffini

(02) Hugh J. Kelley

(03) Tina L. Wang

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Please be sure to date and sign this Vote Authorization Form in the box below.

Date

Sign above

4

0

1

(K)

P

L

A

N

Annual Meeting of Shareholders

AUGUST 15, 2012

2. The approval of the Wellesley Bancorp, Inc. 2012 Equity Incentive Plan.

For

Against

Abstain

3. The ratification of the appointment of Wolf & Company, P.C. as the independent registered public accounting firm of Wellesley Bancorp, Inc. for the fiscal year ending December 31, 2012.

For

Against

Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The 401(k) Plan Trustee is hereby authorized to vote any shares credited to me in its trust capacity as indicated above.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1. By Telephone (using a Touch-Tone Phone); or

2. By Internet; or

3. By Mail.

A telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., August 10, 2012. It is not necessary to return this proxy if you vote by telephone or internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., August 10, 2012:

1-877-806-9509

Vote by Internet

anytime prior to 3 a.m., August 10, 2012 go to

http://www.rtcoproxy.com/webk

Please note that the last vote received, on behalf of the shares represented by this vote authorization form, whether by telephone, internet or by mail, will be the vote counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON AUGUST 15, 2012

The proxy statement, including the notice of the 2012 annual meeting of shareholders, and the Company’s 2011 annual report are available at http://www.cfpproxy.com/7081.

Your vote is important!

Wellesley Bancorp, Inc.

Dear ESOP Participant:

On behalf of the Board of Directors of Wellesley Bancorp, Inc. (the “Company”), I am forwarding to you the attached yellow vote authorization form for the purpose of conveying your voting instructions to Pentegra Trust Company, the trustee for the Wellesley Bank Employee Stock Ownership Plan (“ESOP”), on the proposals presented at the Annual Meeting of Shareholders of the Company to be held on August 15, 2012. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and an Annual Report to Shareholders of the Company.

Employees of Wellesley Bank who satisfy certain eligibility requirements become participants in the ESOP. As an ESOP participant, you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock (“Common Stock”) allocated to your account. As of June 29, 2012, the record date for shareholders entitled to vote at the Annual Meeting, no shares of Company common stock held in the ESOP Trust had been allocated to participant accounts. However, for the sole purpose of providing the ESOP Trustee with voting instructions, you will be deemed to have one share of Common Stock allocated to your ESOP account. The shares of Common Stock held in the ESOP Trust that are not “deemed” to be allocated for voting purposes and the shares for which timely instructions are not received, will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants regarding the shares of Common Stock deemed allocated to their accounts, subject to the Employee Retirement Income Security Act of 1974.

To direct the ESOP Trustee how to vote your one share of Common Stock, please complete, sign and submit the enclosed yellow vote authorization form in the postage paid envelope provided with this letter, no later than August 8, 2012. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Wellesley Bank.

Sincerely,

Thomas J. Fontaine

President and Chief Executive Officer

40 Central Street, Wellesley, MA 02482 Tel: 781-235-2550 Fax: 781-489-7676 www.wellesleybank.com

Rev.1

VOTE AUTHORIZATION FORM

WELLESLEY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS August 15, 2012 10:30 a.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I understand that Pentegra Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares of Wellesley Bancorp, Inc. (the “Company”) common stock allocated to me under the ESOP. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on August 15, 2012.

Accordingly, you are to vote my shares as indicated on this vote authorization form.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTE AUTHORIZATION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

WELLESLEY BANCORP, INC. – ANNUAL MEETING, AUGUST 15, 2012

YOUR VOTE IS IMPORTANT!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON AUGUST 15, 2012

The proxy statement, including the notice of the 2012 annual meeting of shareholders, and the Company’s 2011 annual report are available at http://www.cfpproxy.com/7081.

You can vote in one of three ways:

1. Call toll free 1-877-806-9509 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2. Via the Internet at http://www.rtcoproxy.com/webk and follow the instructions.

or

3. Mark, sign and date your Vote Authorization Form and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

7349

VOTE AUTHORIZATION FORM

WELLESLEY BANCORP, INC.

PLEASE MARK VOTES

AS IN THIS EXAMPLE

PROPOSALS

1. The election as directors of all nominees listed for a term of three years (unless the “For All Except” box is marked and the instructions below are complied with).

For

Withhold

For All Except

(01) C. Joseph Grignaffini

(02) Hugh J. Kelley

(03) Tina L. Wang

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Please be sure to date and sign this Vote Authorization Form in the box below.

Date

Sign above

E

S

O

P

Annual Meeting of Shareholders

AUGUST 15, 2012

2. The approval of the Wellesley Bancorp, Inc. 2012 Equity Incentive Plan.

For

Against

Abstain

3. The ratification of the appointment of Wolf & Company, P.C. as the independent registered public accounting firm of Wellesley Bancorp, Inc. for the fiscal year ending December 31, 2012.

For

Against

Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The ESOP Trustee is hereby authorized to vote any shares allocated to me in its trust capacity as indicated above.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1. By Telephone (using a Touch-Tone Phone); or

2. By Internet; or

3. By Mail.

A telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., August 10, 2012. It is not necessary to return this proxy if you vote by telephone or internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., August 10, 2012:

1-877-806-9509

Vote by Internet

anytime prior to 3 a.m., August 10, 2012 go to

http://www.rtcoproxy.com/webk

Please note that the last vote received, on behalf of the shares represented by this vote authorization form, whether by telephone, internet or by mail, will be the vote counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON AUGUST 15, 2012

The proxy statement, including the notice of the 2012 annual meeting of shareholders, and the Company’s 2011 annual report are available at http://www.cfpproxy.com/7081.

Your vote is important!